                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement            [ ]  CONFIDENTIAL, FOR USE OF THE
                                                 COMMISSION ONLY (AS PERMITTED
                                                 BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
               Comdisco, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                [Comdisco Logo]
                             6111 North River Road
                           Rosemont, Illinois 60018

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 25, 2000

TO THE STOCKHOLDERS:

We will hold the Annual Meeting of Stockholders of Comdisco, Inc., a Delaware corporation, at Comdisco's corporate office located at 6111 North River Road, Rosemont, Illinois 60018 on Tuesday, January 25, 2000, beginning at 3:00 p.m. (C.S.T.) in the first floor auditorium.

The Annual Meeting will be held for the following purposes:

    1. To elect three Class II Directors of Comdisco for a term of three years.

    2. To ratify the appointment by the board of directors of KPMG LLP as independent auditors of Comdisco for the current fiscal year.

    3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

We describe the proposals in more detail in the accompanying proxy statement, which you should read in its entirety before voting.

Only stockholders of record at the close of business on December 15, 1999, are entitled to notice and to vote at the Annual Meeting. For at least ten days prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, at Comdisco's corporate office.

Stockholders are cordially invited to attend the Annual Meeting. However, whether or not a stockholder plans to attend, each stockholder entitled to vote is urged to vote by one of the following methods: (i) by signing, dating and promptly returning the enclosed proxy card in the accompanying envelope,
(ii) by using a toll-free telephone number as described on the enclosed proxy card or (iii) by using the Internet as described on the enclosed proxy card.

The Annual Report, proxy statement and proxy card are enclosed with this notice.

Dated and mailed at New York, New York, December 27, 1999.

                                          By order of the Board of Directors

                                          PHILIP A. HEWES
                                          Secretary

                                   IMPORTANT

Please complete, sign and return the enclosed proxy card immediately or use the telephone or Internet voting procedure. A return envelope, which requires no postage if mailed in the United States, is enclosed.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING.................   1
  Annual Meeting..........................................................   1
  Voting And Record Date..................................................   1
  Quorum And Required Vote................................................   3
  Stockholder Proposals And Nominations...................................   3
  Cost Of Proxy Solicitation..............................................   4
  Additional Information And Stockholder Communication....................   4
INFORMATION ABOUT COMDISCO COMMON STOCK OWNERSHIP.........................   5
  Common Stock Owned by Comdisco Directors and Executive Officers.........   5
  Stockholders Who Own at Least 5% of Our Common Stock....................   6
  Directors, Executive Officers, and Greater-Than-10% Stockholders
   Compliance with Section 16(a) Beneficial Ownership Reporting in Fiscal
   1999...................................................................   6
PROPOSALS RECOMMENDED BY THE BOARD........................................   7
  Proposal 1: Election Of Three Directors.................................   7
  Proposal 2: Approve Selection Of Independent Auditors For 2000..........   7
INFORMATION ABOUT THE BOARD OF DIRECTORS..................................   8
  Directors Nominated this Year for a Three-Year Term Expiring at the 2003
   Annual Meeting (Class II Directors)....................................   8
  Directors Continuing in Office Until the 2001 Annual Meeting (Class III
   Directors).............................................................   8
  Directors Continuing in Office Until the 2002 Annual Meeting (Class I
   Directors).............................................................   9
  Board Meetings in Fiscal Year 1999......................................   9
  Committees of the Board of Directors....................................   9
  How We Compensate Our Directors.........................................  10
INFORMATION ABOUT EXECUTIVE OFFICERS......................................  11
COMPENSATION COMMITTEE REPORT.............................................  12
  Role of the Committee...................................................  12
  Consistent Compensation Strategy........................................  12
  Chief Executive Officer Compensation--1999 and 2000.....................  12
  1999 Executive Officer Compensation.....................................  13
COMDISCO EXECUTIVE OFFICER COMPENSATION AND BENEFITS......................  14
  Summary Compensation Table..............................................  14
  Option Grants in Last Fiscal Year.......................................  15
  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End
   Value..................................................................  15
  Long Term Incentive Plan (LTIP) Awards..................................  16
  Certain Relationships and Related Transactions..........................  16
COMDISCO STOCK PRICE PERFORMANCE GRAPH....................................  17

                                COMDISCO, INC.

                            PROXY STATEMENT FOR THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS

           QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

ANNUAL MEETING

WHY DID I RECEIVE THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because Comdisco's board of directors is soliciting your proxy to vote at the Annual Meeting of Stockholders to be held on Tuesday, January 25, 2000, beginning at 3:00 p.m. (C.S.T.) at our corporate office located at 6111 North River Road, Rosemont, Illinois 60018. This proxy statement summarizes the information you need to know to vote on an informed basis at the Annual Meeting; however, you do not need to attend the Annual Meeting to vote your shares (in the section entitled "Voting and Record Date", see the question "How do I vote by proxy?"). We began sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on December 27, 1999, to all stockholders entitled to vote. Also enclosed with this proxy statement is the Comdisco 1999 Annual Report, which includes our most recent financial statements.

WHAT AM I VOTING ON?

(1) The election of three nominees to serve on our board of directors:

  .  C. Keith Hartley

  .  Rick Kash

  .  William N. Pontikes

(2) The ratification of KPMG LLP as Comdisco's auditors for the 2000 fiscal year.

VOTING AND RECORD DATE

WHO CAN VOTE?

You are entitled to vote if you owned our common stock at the close of business on December 15, 1999. This is called the record date.

HOW MANY SHARES OF VOTING STOCK ARE OUTSTANDING?

On December 15, 1999, there were 152,526,287 shares of our common stock outstanding, and therefore eligible to vote. Our common stock is the only class of voting stock as of the record date. The common stock held by Comdisco in treasury is not eligible to vote.

HOW MANY VOTES DO I HAVE?

Each share of common stock that you own entitles you to one vote. The proxy card indicates the number of shares of common stock that you owned on December 15, 1999 and are eligible to vote at the Annual Meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

The board of directors recommends a vote FOR each of the nominees, and FOR the appointment of KPMG LLP as Comdisco's independent auditors for fiscal year 2000.

How do I vote in person?

If you owned common stock on December 15, 1999, you can attend the Annual Meeting. If you plan to attend the Annual Meeting you may vote in person. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on December 15, 1999.

How do I vote by proxy?

To vote by proxy, you should either:

  . Complete, sign and date the enclosed proxy card and return it promptly, no later than January 25, 2000 at 10:00 a.m. (C.S.T.) in the prepaid envelope provided; or

  . Call the toll-free telephone number on the proxy card, no later than January 24, 2000 at 3:00 p.m. (C.S.T.) and follow the recorded instructions; or

  . Access ChaseMellon's website registration page through the Internet at http://www.eproxy.com/cdo as identified on the proxy card, no later than January 24, 2000 at 3:00 p.m. (C.S.T.), and follow the instructions.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is voted on your behalf. You may revoke your proxy in any one of four ways:

  . Deliver to ChaseMellon another proxy with a later date anytime prior to 10:00 a.m. (C.S.T.) on January 25, 2000.

  . Notify Comdisco's Secretary, Philip A. Hewes, in writing before the Annual Meeting that you have revoked your proxy.

  .  Vote in person at the Annual Meeting.

  . Access ChaseMellon's website registration page through the Internet at http://www.eproxy.com/cdo and modify your vote anytime prior to 3:00 p.m. (C.S.T.) on January 24, 2000.

If I plan to attend the Annual Meeting, should I still vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. Returning the proxy card, voting by telephone or voting through the Internet will not affect your right to attend the Annual Meeting and vote.

How will my proxy get voted?

If you properly fill in your proxy card and send it to ChaseMellon, or timely deliver your proxy by telephone or through the Internet, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors as follows:

  .  ""FOR'' the election of all three nominees for director, and

  . ""FOR'' ratification of the selection of KPMG LLP as independent auditors for fiscal year 2000.

If you mark "abstain" on your proxy card, your shares will be counted as present for purposes of determining the presence of a quorum (in the section entitled "Quorum and Required Vote", "See the question, "What is a quorum and why is it necessary?"). If necessary, and unless you have indicated on your proxy card that you wish to vote against any of the proposals, the individuals named on your proxy card may vote in favor of a proposal to adjourn the meeting to a later date in order to solicit and obtain sufficient votes for any of the proposals.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your signed or electronically transmitted proxy gives authority to Nicholas K. Pontikes and Philip A. Hewes to vote on such matters at their discretion.

What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Each proxy card will indicate the number of shares you are entitled to vote on that particular card.

Is voting confidential?

Our general policy is to keep all the proxies, ballots, telephone voting and Internet voting tabulations private. Our Inspector of Elections, David J. Keenan, and certain employees of our independent tabulating agent, ChaseMellon Shareholder Services, examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Quorum And Required Vote

What is a quorum and why is it necessary?

In order to carry on the business of the Annual Meeting, we must have a quorum. To have a quorum, a majority of the votes eligible to be cast by holders of our common stock must be represented in person or by proxy at the Annual Meeting. Abstentions will count for quorum purposes. If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum.

What vote is required to approve each proposal?

Proposal 1: Elect three directors:

The three nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

Proposal 2: Ratify selection of auditors:

The affirmative vote of a majority of the shares present in person or by proxy is required to ratify the selection of independent auditors. As a result, abstentions on the proposal will have the same effect as votes against the proposal.

Stockholder Proposals And Nominations

When are stockholder proposals due so that they will be included in Comdisco's proxy statement for the Annual Meeting to be held in the year 2001?

If you wish to submit proposals to be included in the proxy statement for our anticipated January, 2001 Annual Meeting, we must receive them on or before August 27, 2000. Please address your proposals to Philip A. Hewes, Secretary, Comdisco, Inc., 6111 North River Road, Rosemont, Illinois 60018.

How can a stockholder nominate someone to be a director of Comdisco or bring any other business before an Annual Meeting?

Under our By-laws, if you wish to nominate directors or bring other business before the stockholders at an Annual Meeting, you can do so by complying with the following requirements:

  . You must notify the Secretary, Philip A. Hewes, in writing no later than August 27, 2000, nor earlier than July 28, 2000.

  . If the date of the Annual Meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, we will notify you and give you a reasonable amount of time (as determined by our board of directors) to present such nominations or proposals.

  . Your notice must contain the specific information required in our corporate By-laws. If you would like a copy of our By-laws, we will send you one without charge. Please write to Philip A. Hewes, Secretary, Comdisco, Inc., 6111 North River Road, Rosemont, IL 60018.

Please note that these requirements relate only to matters you wish to bring before your fellow stockholders at an Annual Meeting. They are separate from the Securities and Exchange Commission's requirements to have your proposal included in our proxy statement.

Cost Of Proxy Solicitation

What are the costs of soliciting these proxies and who pays them?

We will pay all the costs of soliciting these proxies, which includes reimbursing banks, brokers and other institutions, nominees and fiduciaries for expenses. Additionally, we have retained ChaseMellon Consulting Services to assist us in the distribution and solicitation of proxies (including Internet voting) for an approximate fee of $11,500 and Proxy Services Corporation to assist us with telephone proxy solicitation for an approximate fee of $750, plus out-of-pocket expenses.

Additional Information And Stockholder Communication

Where can I find more information about Comdisco?

We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (SEC). Our SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

Can I get information on Comdisco's latest earnings, Form 10-K, Form 10-Q or additional copies of the Annual Report directly from Comdisco?

Information can be received through the following methods:

  .  You can contact Comdisco Investor Relations at 847/518-5853.

  .  You can e-mail Comdisco Investor Relations at ixscalis@comdisco.com.

  .  You can visit Comdisco's website at www.comdisco.com.

  . You can write to Comdisco at 6111 North River Road, Rosemont, Illinois 60018, Attention: Investor Relations

               INFORMATION ABOUT COMDISCO COMMON STOCK OWNERSHIP

Common Stock Owned by Comdisco Directors and Executive Officers

This table shows the number of shares of our common stock beneficially owned by the directors, named executive officers (named executive officers are defined in the section entitled "COMDISCO EXECUTIVE OFFICER COMPENSATION AND BENEFITS"), and all directors and executive officers as a group, as of December 1, 1999.


                                                  Shares Owned
                                                Beneficially on
       Name                                     December 1, 1999     % of Class
       ----                                     ----------------     ----------
       Nicholas K. Pontikes....................    37,332,923(a)(b)      25%
       Robert A. Bardagy.......................       551,232(b)         *
       Thomas Flohr............................     1,119,372(b)         *
       C. Keith Hartley........................       170,064(b)(c)      *
       Philip A. Hewes.........................       333,242(b)(c)      *
       Rick Kash...............................       218,125(b)         *
       John C. Kenning.........................       409,166(b)         *
       Harry M. Jansen Kraemer, Jr.............        25,562(b)         *
       Carolyn L. Murphy.......................        46,162(b)         *
       Thomas H. Patrick.......................       219,286(b)(c)      *
       William N. Pontikes.....................     2,824,087(b)(c)      2%
       James Voelker...........................           -0-(e)         *
       John J. Vosicky.........................       944,155(b)(c)      *
       Jack Slevin.............................       814,094(b)(d)      *
       All directors and executive officers as
       a group,
       Including eight executive officers not
       named above**...........................    47,142,561(a,b,c)     31%


* Percentage of shares beneficially owned does not exceed one percent (1%) of the class of outstanding.

** See sections entitled "INFORMATION ABOUT THE BOARD OF DIRECTORS" and
   "INFORMATION ABOUT EXECUTIVE OFFICERS".

(a) Includes shares over which N. Pontikes exercises sole or shared voting and dispositive powers but with respect to which he disclaims any beneficial interest (with the exception of a percentage of the shares owned by Ponfam Corporation and Ponchil Limited Partnership equal to his proportionate ownership interest in those entities), which shares are held of record as follows: Pontikes Trust, 18,618,576 shares; Pontikes Nonexempt Marital Trust, 5,901,622 shares; Pontikes Exempt Marital Trust, 268,154 shares; Ponchil Limited Partnership, 9,818,506 shares; Ponfam Corporation, 288,062 shares; Pontikes Family Foundation, 165,120 shares; Nicholas K. Pontikes SIP Trust, 600,000 shares (sole voting and dispositive powers); Tenancy-For-Years and three family trusts as remaindermen, 852,000 shares (sole voting and shared dispositive powers); and various family trusts, 106,380 shares (sole voting and dispositive powers).

(b) Includes shares obtainable upon exercise of stock options which are or become exercisable prior to January 31, 2000 as follows: Mr. N. Pontikes, 555,359 shares; Mr. Bardagy, 200,500 shares; Mr. Flohr, 823,422 shares; Mr. Hartley, 96,886 shares; Mr. Hewes, 164,219 shares; Mr. Kash, 105,886 shares; Mr. Kenning, 248,860 shares; Mr. Kraemer, 25,562 shares; Mrs. Murphy, 25,562 shares; Mr. Patrick, 105,886 shares; Mr. W. Pontikes, 260,323 shares; Mr. Slevin, 551,624 shares; Mr. Vosicky, 338,818 shares; and directors and executive officers as a group, 4,327,469 shares. The percentages set forth in the above table give effect to the exercise of these options.

(c) Includes shares held by or for the benefit of the immediate families of the above individuals and for which the named stockholders disclaim any beneficial interest, as follows: Mr. W. Pontikes, 842,601 shares; Mr. Vosicky, 10,000 shares; and directors and executive officers as a group, 852,601 shares.

  Also includes other shares held by or for the benefit of the immediate families of the above individuals, over which such individuals hold no voting or dispositive powers and for which the named stockholders disclaim any beneficial interest, as follows: Mr. Hartley, 470 shares; Mr. Hewes, 6,386 shares; Mr. Patrick, 15,928 shares; Mr. W. Pontikes, 149,484 shares; Mr. Vosicky, 12,252 shares; and directors and executive officers as a group, 207,272 shares.

(d) Mr. Slevin served as Chairman of the Board and Chief Executive Officer of Comdisco until his resignation in January, 1999.

(e) Mr. Voelker was named a director of Comdisco on November 2, 1999.

Stockholders Who Own at Least 5% of Our Common Stock

This table shows as of December 1, 1999, all persons we know to be the beneficial owners of 5% or more of our common stock.


                                                  Number of            Percent of
                 Name and Address                   Shares               Class
                 ----------------                 ---------            ----------
      Pontikes Family Trusts*
      6111 N. River Road, Rosemont, IL 60018       7,728,156               5%
      Pontikes Trust*
      6111 N. River Road, Rosemont, IL 60018      18,618,576              12%
      Ponchil Limited Partnership*
      6111 N. River Road, Rosemont, IL 60018       9,818,506               6%
      Iridian Asset Management
      276 Post Road West Westport, CT 06880        8,126,600**             5%


* Mr. N. Pontikes may be deemed to be the beneficial owner of these securities. See footnote (a) to the table in the section entitled "INFORMATION ABOUT COMDISCO COMMON STOCK OWNERSHIP", sub-section entitled "Common Stock Owned by Comdisco Directors and Executive Officers".
** Estimate effective as of December 3, 1999 based on information provided by Iridian Asset Management.

Directors, Executive Officers, and Greater-Than-10% Stockholders Compliance with Section 16(a) Beneficial Ownership Reporting in Fiscal 1999

Section 16(a) of the Securities and Exchange Act of 1934 requires our directors, certain officers and greater- than-10% stockholders to file reports of their initial ownership of our common stock and any changes in that ownership with the SEC.

Based solely on our review of copies of the reports filed with the SEC and on written representations of our directors and officers, we believe all persons subject to Section 16(a) reporting filed the required reports on time in fiscal year 1999, except as follows: Ms. Rosemary P. Geisler and Mr. Jeffrey
P. Keohane each did not timely file a report of one transaction. However, Ms. Geisler and Mr. Keohane did report these transactions on Form 4 as soon as the omissions were discovered.

                      PROPOSALS RECOMMENDED BY THE BOARD

Proposal 1: Election Of Three Directors

You are being asked to elect three directors to Comdisco's board of directors. Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three year term. The nominees for election this year (Class II Directors), for a three-year term expiring at the 2003 Annual Meeting are:

  .  C. Keith Hartley

  .  Rick Kash

  .  William N. Pontikes

Detailed information on each of these nominees and the other members of the board of directors is provided in the section entitled "INFORMATION ABOUT THE BOARD OF DIRECTORS".

We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board of directors, or the board of directors may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or the board of directors increases the number of directors, the board of directors may fill the vacancy until the next annual meeting.


   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL
                         THREE NOMINEES FOR DIRECTOR.


Proposal 2: Approve Selection Of Independent Auditors For 2000

We are asking you to approve the board of directors selection of KPMG LLP, certified public accountants, as independent auditors for 2000. The Audit Committee has recommended the selection of KPMG to the board of directors. KPMG has served as the independent auditors of Comdisco since 1971.

A representative of KPMG will attend the Annual Meeting to answer your questions and will have the opportunity to make a statement, if they choose to do so.

We are submitting this proposal to you because the board of directors believes that such action follows sound corporate practice. If you do not ratify the selection of independent auditors, the board of directors will consider it a direction to consider selecting other auditors for next year. However, even if you ratify the selection, the board of directors may still appoint new independent auditors at any time during the year if it believes that such a change would be in the best interests of Comdisco and our stockholders.


               THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL
                  OF THE SELECTION OF KPMG LLP AS COMDISCO'S
                        INDEPENDENT AUDITORS FOR 2000.

                   INFORMATION ABOUT THE BOARD OF DIRECTORS

Directors Nominated this Year for a Three-Year Term Expiring at the 2003 Annual Meeting (Class II Directors)

C. Keith Hartley (Age 57--Director since 1978)

Mr. Hartley has been Managing Partner of Forum Capital Markets L.L.C. since August 1995. Effective January 1, 1998, Forum Capital Markets L.P. converted from a limited partnership into a limited liability corporation. Mr. Hartley was an independent financial consultant from May, 1991 to August, 1995. He also serves as a director of Swisher International Group Inc. and U.S. Diagnostics, Inc.

Rick Kash (Age 57--Director since 1987)

Mr. Kash has been President and Managing Partner of The Cambridge Group, management consultants, since 1975.

William N. Pontikes (Age 58--Director since 1977)

Executive Vice President

Mr. Pontikes has been Executive Vice President of Comdisco since July, 1989. Mr. Pontikes is the uncle of Nicholas K. Pontikes.

Directors Continuing in Office Until the 2001 Annual Meeting (Class III
Directors)

Robert A. Bardagy (Age 60--Director since 1983)

Mr. Bardagy was Executive Vice President of Comdisco from July, 1986 through April, 1996. He retired from his position as Executive Vice President effective April 30, 1996.

Philip A. Hewes (Age 47--Director since 1992)

Senior Vice President and Secretary

Mr. Hewes has been Senior Vice President of Comdisco since January, 1992 and Secretary of Comdisco since October, 1991.

Thomas H. Patrick (Age 56--Director since 1971)

Mr. Patrick has been Executive Vice President of Merrill Lynch & Co. since June, 1989 and has been both the Chairman of Special Advisory Services and a Member of the Office of the Chairman of Merrill Lynch & Co. since May, 1993. Mr. Patrick also serves as a director of Baldwin & Lyons, Inc.

Nicholas K. Pontikes (Age 35--Director since 1993)

President and Chief Executive Officer

Mr. Pontikes has been Chief Executive Officer of Comdisco since January 11, 1999. He has been President of Comdisco since November, 1998 and Chief Operating Officer since November, 1997. He was Executive Vice President of Comdisco from July, 1994 to November, 1997, Senior Vice President from January, 1994 to July,

1994 and Vice President from September, 1993 to January, 1994. He was Vice President and then President of the Business Continuity Services Division of Comdisco from September, 1993 to July, 1994. Mr. Pontikes is the nephew of William N. Pontikes.

James Voelker (Age 48--Director since November, 1999)

Mr. Voelker was named a director of Comdisco on November 2, 1999. Mr. Voelker was President of NEXTLINK Communications, Inc. from its inception in 1995 until 1998. He was Chief Executive Officer of HS Signal from May, 1992 through January, 1995.

Directors Continuing in Office Until the 2002 Annual Meeting (Class I
Directors)

Harry M. Jansen Kraemer, Jr. (Age 44--Director since 1997)

Mr. Kraemer has been Chief Executive Officer of Baxter International, Inc. since December 31, 1998, President of Baxter since April, 1997, and a director of Baxter since November, 1995. Effective December 31, 1999, he will also become the Chairman of the Board of Directors of Baxter. He was Senior Vice President and Chief Financial Officer of Baxter from October, 1993 through March, 1997. Mr. Kraemer also serves as a director of Science Applications International Corporation.

Carolyn L. Murphy (Age 54--Director since 1997)

Mrs. Murphy was President of Commercial Operations for CNA Insurance Companies from May, 1995 through March, 1998, and was Senior Vice President, Field Operations from January, 1984 to May, 1995.

John J. Vosicky (Age 51--Director since 1986)

Executive Vice President and Chief Financial Officer

Mr. Vosicky has been Executive Vice President of Comdisco since July, 1994 and Chief Financial Officer since November, 1984. He was Senior Vice President of Comdisco from November, 1985 to July, 1994. Mr. Vosicky serves as a director of Racing Champions Corp.

Board Meetings in Fiscal Year 1999

During the last fiscal year, the board of directors held seven meetings, one of which was by telephone. All incumbent directors, including those standing for re-election, attended at least seventy-five percent of the meetings of the board of directors and the committees on which they served.

Committees of the Board of Directors

The board of directors has four standing committees:

The Executive Committee

  . Purpose: Acts on behalf of the board of directors in connection with the regular conduct of Comdisco's business.

  . Members: Messrs. N. Pontikes and Kash, Mrs. Murphy, Messrs. Patrick, and Vosicky.

  . Meetings: The Executive Committee acted 24 times during the last fiscal year by unanimous consent without a meeting.

The Audit Committee

  . Purpose: Establishes and maintains communications with our internal and independent accountants, reviews the methods used and audits made by the auditors in connection with our published financial statements, and reviews our financial and operating controls with the auditors.

  .  Members: Messrs. Hartley, Kash, Kraemer, Mrs. Murphy and Mr. Patrick.

  .  Meetings: The Audit Committee met once during the last fiscal year.

The Stock Option Committee

  . Purpose: Determines the options awarded to the executive officers and makes recommendations to the board of directors as to all other officers and employees with regard to the granting of stock options and the administration of stock option plans.

  . Members: Messrs. Hartley and Kash, each of whom is a "non-employee director" as defined in the Securities Exchange Act of 1934 and "outside director" as defined in the U.S. Internal Revenue Code of 1986, as amended.

  . Meetings: The Stock Option Committee has the practice of taking formal actions by unanimous consent.

The Compensation Committee

  . Purpose: Determines the compensation arrangements for executive officers (including the compensation arrangements for our Chief Executive Officer), and evaluates the compensation arrangements for all other officers and employees.

  . Members: Messrs. Hartley, Kash, Kraemer and Mrs. Murphy, each of whom is a "non-employee director" as defined in the Securities Exchange Act of 1934 and "outside director" as defined in the U.S. Internal Revenue Code of 1986, as amended.

  . Meetings: The Compensation Committee met three times (once which was by telephone) during the last fiscal year.

How We Compensate Our Directors

Employee directors receive no additional compensation for serving on the board of directors or its committees. Non-employee directors are paid a quarterly retainer of $6,000, a board meeting fee of $2,000 plus expenses, and a committee meeting fee of $2,000 plus expenses if the committee meeting is not held on the same day as a board of directors meeting. Directors are reimbursed for customary and usual travel expenses.

Directors may elect, in advance, to defer all or part of their cash compensation in either a restricted stock award or stock options. The restricted stock award would be issued under our Long-Term Stock Ownership Incentive Plans and the number of shares of restricted stock received is determined by using the following formula: $32,000 (traditional cash fee plus meeting fees) multiplied by 1.5, then divided by the closing price of our common stock on the first business day of the next fiscal year. The stock options would be issued under our Outside Director Deferred Fee Option Plan and the number of stock options received is determined by using the following formula: $32,000 (traditional cash fee plus meeting fees) multiplied by 1.5, then divided by the closing price of our common stock on the last day of the fiscal year minus $1.00. The options have a ten year term, vest after six months, and have an exercise price of $1.00. On October 1, 1998, Messrs. Hartley, Kash, Kraemer, Mrs. Murphy, and Mr. Patrick each received 9,450 shares at $1.00 per share under our Outside Director Deferred Fee Option Plan.

In addition, on October 1, 1999 and pursuant to our 1999 Non-Employee Directors' Stock Option Plan, each non-employee director was granted an option to acquire 9,450 shares of our common stock at $18.6875 (the closing price on the date of such grant). These options have a ten year term and vest on April 1, 2000.

                     INFORMATION ABOUT EXECUTIVE OFFICERS

Our current executive officers of Comdisco include Messrs. N. Pontikes, Fitzgerald, Flohr, Herman, Hewes, Labe, Keenan, Kenning, Keohane, W. Pontikes, Sabatello, Ms. Scanlan and Mr. Vosicky. Ms. Geisler was an executive officer during our 1999 fiscal year, until her retirement on October 1, 1999. Information about Messrs. N. Pontikes, Hewes, W. Pontikes, and Vosicky is provided in the section entitled "INFORMATION ABOUT THE BOARD OF DIRECTORS".

  . Jeremiah M. Fitzgerald, age 46, has been Chief Legal Officer of Comdisco since October 1, 1999, General Counsel since January, 1992, Vice President since July, 1988 and Assistant Secretary since January, 1980.

  . Thomas Flohr, age 39, has been Senior Vice President of Comdisco and President of Comdisco Europe since April, 1995. He has been President of Comdisco Global Services Sales since July, 1999. Mr. Flohr was Managing Director of Comdisco Europe from 1992 to 1994.

  . Rosemary P. Geisler, age 52, was a Senior Vice President of Comdisco from July, 1989 until she retired from that position on October 1, 1999. She was also President of Comdisco's Financial Management Division from July, 1997 until her retirement from that position. Ms. Geisler was President of Comdisco's Distributed Systems Division from April, 1996 through July, 1997 and was Executive Vice President of Comdisco's Leasing Division from July, 1989 through April, 1996.

  . Michael F. Herman, age 44, has been Senior Vice President of Comdisco since January, 1996, and President of Comdisco's Diversified Technology Group since it's inception in 1996. He was President of Comdisco Electronics Group from its inception in April, 1992 through January, 1999 and Vice President of Comdisco from July 1994 through January 1996.

  . James Labe, age 43, has been Senior Vice President of Comdisco since January, 1996 and President of Comdisco Venture Lease Division since October, 1991.

  . David J. Keenan, age 51, has been Senior Vice President of Comdisco since January, 1997 and Controller of Comdisco since July, 1979. He was Vice President from January, 1985 through January, 1997.

  . John C. Kenning, age 38, has been President of Comdisco's Communications Capital Division since October, 1999. He has been Executive Vice President of Comdisco since January, 1998. Mr. Kenning was a Senior Vice President of Comdisco from April, 1995 through January, 1998, National Sales Manager from April, 1995 through September, 1999, and Regional Marketing Manager of Comdisco from October, 1986 to April, 1995.

  . Jeffrey P. Keohane, age 37, has been Senior Vice President of Comdisco since January, 1997 and President of Comdisco's Technology Services Division (formerly known as Integrated Technology Services Division) since June, 1997. He was President of Comdisco's Large Systems Division from November, 1995 through June, 1997 and Product Specialist from February, 1994 through November, 1995.

  . Gregory D. Sabatello, age 39, has been Senior Vice President since October, 1998 and Chief Information Officer since October, 1997. He was Vice President of Comdisco from July, 1994 through November, 1998 and Comdisco's Business Systems Manager from October, 1993 through July, 1994.

  . Melissa L. Scanlan, age 30, has been Vice President of Comdisco since November, 1998 and Director of Human Resources since June, 1997. She was a Human Resources Manager from January, 1997 to June, 1997 and a Special Projects Manager from March, 1995 to January, 1997.

These individuals have been designated as reporting executive officers subject to Section 16(b) of the Securities Exchange Act of 1934.

                         COMPENSATION COMMITTEE REPORT

Role of the Committee

In 1993, the board of directors defined the scope of authority that would be delegated to the non-employee directors who serve as members of the Compensation Committee. Overall direction was given to the Compensation Committee to review and approve Comdisco's compensation policies to ensure that executive officers are rewarded appropriately for their contributions to our growth and profitability and to ensure that compensation policies support our business objectives, organization structure, culture and stockholder interests. Specific direction was given to determine the compensation of the Chief Executive Officer and to review and approve the compensation of our executive officers.

Consistent Compensation Strategy

Since its inception, the Compensation Committee has continued to evaluate Comdisco's compensation plans in accordance with the Compensation Committee's objectives of linking compensation to profit measures and increasing stockholder value. The senior management team continues to be compensated as originally suggested by outside compensation consultants in 1994. The total compensation for the Chief Executive Officer and certain executive officers is comprised of the following components: (i) base salary, (ii) annual incentive (cash and stock options) based on our pre-tax earnings objectives and (iii) long term performance units based on total shareholder return objectives. Each of these components constituted approximately one-third of the executive's total compensation. Therefore, approximately two-thirds of the executive's compensation is subject to both our performance and stockholder returns.

A significant portion of the senior management team's compensation is directly dependent upon Comdisco achieving a total shareholder return which exceeds the 60th percentile of the S&P 500. The Compensation Committee has been extremely pleased with the fact that we have exceeded the performance objectives by placing above the targeted percentile in total shareholder return for the each of the three-year performance periods commencing with the initiation of the performance unit plan in 1993. This is a clear reflection that senior management has been able to consistently manage Comdisco in a manner that directly correlates with stockholder interests.

Chief Executive Officer Compensation--1999 and 2000

1999 Fiscal Year. Nicholas Pontikes, who became Chief Executive Officer on January 11, 1999, had a compensation package for fiscal year 1999 which reflects the Committee's strategy of placing a majority of the compensation at risk subject to the attainment of pre-tax earnings goals and longer-term total shareholder return goals. Comdisco had a compensation agreement with Mr. Pontikes which provided for a base salary of $450,000 for fiscal year 1999. Mr. Pontikes was also eligible for annual cash incentive compensation based upon meeting fiscal year 1999 pre-tax earnings targets. The amount of annual cash incentive payments can be found in the "Summary Compensation Table" sub-
section in the section entitled "COMDISCO EXECUTIVE OFFICER COMPENSATION AND BENEFITS". Mr. Pontikes was eligible for an annual stock option award which was based upon the attainment of pre-tax earnings objectives for fiscal year 1999. The pre-tax earnings objectives were not met for this stock option award, and therefore no options were granted to Mr. Pontikes under this plan. For the long term perspective, Mr. Pontikes was granted 300 Performance Units under the Comdisco, Inc. 1995 Long-Term Stock Ownership Incentive Plan. The performance period and performance objectives are set forth in the "Long-Term Incentive Plan (LTIP) Awards" sub-section in the section entitled "COMDISCO EXECUTIVE OFFICER COMPENSATION AND BENEFITS". To further align Mr. Pontikes' interests with those of Comdisco's stockholders, the Compensation Committee offered Mr. Pontikes the right to forego cash compensation in exchange for stock options. Under this "Cash-to-Option Alternative", Mr. Pontikes elected to forego $375,000 in cash compensation. In return, Mr. Pontikes received a stock option to acquire 150,000 shares at $14.56, the closing price of Comdisco's common stock on the date such election was made.

Jack Slevin, who resigned as the Chairman of the Board and Chief Executive Officer on January 11, 1999, had an employment agreement in place with Comdisco for fiscal year 1999. The employment agreement provided for an annual base salary of $600,000 for fiscal year 1999. Mr. Slevin's base salary was paid through January 31, 1999. Comdisco did not meet the 1999 pre-tax earnings objectives set up for Mr. Slevin and therefore no annual cash incentive payments were made under this plan. Mr. Slevin was eligible for an annual stock option award based upon the attainment of pre-tax earnings objectives for fiscal year 1999. The objectives were not met and therefore no options were awarded under this plan. Mr. Slevin was granted 366 Performance Units under the Comdisco, Inc. 1995 Long-Term Stock Ownership Incentive Plan. Since Mr. Slevin is no longer an employee of Comdisco, he will not satisfy the three year employment condition to the award and therefore will not be eligible for any payments under the performance unit award. Mr. Slevin participated in the "Cash-to-Option Alternative" described above, and elected to forego $150,000 in cash compensation. In return, Mr. Slevin received a stock option to acquire 60,000 shares at $14.56, the closing price of Comdisco's common stock on the date such election was made. As part of his severance arrangement, that option and all previous option awards granted to Mr. Slevin under previous years' "Cash-to Option" programs will continue to vest and will remain exercisable through November 1, 2001. For his remaining stock options, all subsequent vesting ceased as of January 11, 1999, but Mr. Slevin will be entitled to exercise any previously vested options through November 1, 2001. Mr. Slevin also received a stock grant of 180,000 shares of our common stock on January 26, 1999 pursuant to the terms of an employment agreement dated October 20, 1994.

2000 Fiscal Year. Mr. Pontikes' base salary remained constant for the balance of fiscal year 1999, despite being named the Chief Executive Officer on January 11, 1999. Mr. Pontikes' base salary for fiscal year 2000 has been increased to $600,000 in recognition of the increased responsibilities of serving as the Chief Executive Officer. Mr. Pontikes will also be eligible to receive annual cash incentive compensation of up to $600,000, provided that certain pre-tax earnings objectives have been attained. Mr. Pontikes will also earn an annual stock option award of 32,103 options if Comdisco attains certain pre-tax earnings objectives for fiscal year 2000. The exercise price of these options, if earned, will be at the closing price of Comdisco's common stock on September 30, 2000. For the long term perspective, Mr. Pontikes was granted 400 Performance Units under the Comdisco, Inc. 1995 Long-Term Stock Ownership Incentive Plan. The performance period and performance objectives are set forth in the "Long-Term Incentive Plan (LTIP) Awards" sub-section in the section entitled "COMDISCO EXECUTIVE OFFICER COMPENSATION AND BENEFITS". The Compensation Committee offered Mr. Pontikes the right to forego cash compensation to be earned in 2000 in exchange for stock options. Under this "Cash-to-Option Alternative", Mr. Pontikes elected to forego $600,000 in cash compensation. In return, Mr. Pontikes received a stock option to acquire 192,616 shares at $18.6875, the closing price of Comdisco's common stock on the date such election was made.

1999 Executive Officer Compensation

During fiscal year 1999, we entered into incentive compensation agreements with certain of our executive officers. The agreements included the following elements which are similar to the components discussed above for Mr. Nicholas
K. Pontikes: (i) base salary, (ii) annual incentive (cash and stock options) based on our pre-tax earnings objectives and (iii) long term performance units based on total shareholder return objectives. These executive officers also participated in the "Cash-to-Option Alternative" under which they had the right to forego cash compensation in exchange for stock options.

This report has been provided by C. Keith Hartley, Rick Kash, Harry M. Jansen Kraemer, Jr., and Carolyn L. Murphy, the members of the Compensation Committee.

Compensation Committee Interlocks and Insider Participation: There are none.

             COMDISCO EXECUTIVE OFFICER COMPENSATION AND BENEFITS

Summary Compensation Table

This table shows the compensation paid to (i) Nicholas K. Pontikes, our President and Chief Executive Officer, (ii) our four other most highly compensated executive officers serving on September 30, 1999 and (iii) Jack Slevin, who served as our Chairman and Chief Executive Officer until his resignation, effective in January, 1999. The persons named in this table and in this section are referred to as the "named executive officers".


                                                         Long-Term Compensation
                                                   -------------------------------------
                             Annual Compensation     Awards             Payouts
                            ---------------------- ----------   ------------------------
                                                   Securities     Long-
                                                   Underlying     Term
     Name and Principal                             Options     Incentive   All Other
          Position          Year  Salary   Bonus    (shares)     Payouts  Compensation(a)
     ------------------     ---- -------- -------- ----------   --------- --------------
  Nicholas K. Pontikes      1999 $450,000 $ 81,250  150,000     $170,129     $ 5,896
  President and Chief       1998  325,000  325,000  687,210(b)   349,350       6,909
  Executive Officer         1997  277,917  278,200   26,700      478,000      14,111

  Thomas Flohr              1999  300,000  300,000  120,000      150,971         -0-
  Senior Vice President     1998  300,000  227,000  323,530(b)       -0-         -0-
                            1997  300,000  300,000   21,400          -0-         -0-

  John Kenning              1999  267,000  133,500   39,600      226,485       5,896
  Executive Vice President  1998  267,000  267,000  195,020(b)       -0-       6,909
                            1997  268,808  286,200   24,970          -0-      14,111

  William N. Pontikes       1999  255,000   63,750   24,000      265,129       5,896
  Executive Vice President  1998  230,000  230,000  240,710(b)   339,350       6,909
                            1997  220,000  268,200   26,700      473,000      14,111

  John J. Vosicky           1999  260,000   65,000   18,000      290,129       5,896
  Executive Vice President  1998  240,000  215,000  101,700(b)   359,350       6,909
  & Chief Financial
   Officer                  1997  240,000  218,200   26,700      483,000      14,411

  Jack Slevin               1999  206,250      -0-  240,000          -0-       5,896
                            1998  550,000  475,000  306,220(b)   764,350       6,909
                            1997  550,000  444,000   58,850      831,000      14,111


(a) Amounts of "All Other Compensation" are amounts contributed by Comdisco under the Comdisco Retirement Plan Trust Agreement, effective April 1, 1998 (formerly known as the Comdisco Profit Sharing Plan and Trust).

(b) Amounts reflect options granted pursuant to Comdisco's Shared Investment Plan (SIP) on Sunday, February 1, 1998 with a one-day term and an exercise price based on the closing price of the New York Stock Exchange on Friday, January 30, 1998. The options were exercised on the date of grant by the named executive officers. Under the terms of the voluntary plan, the participants took out personal full-recourse loans to fund their exercise of the options to purchase Comdisco common stock at $17.3438 per share, the closing price on January 30, 1998. The loans, borrowed from a commercial bank, are the personal obligation of the participants. Comdisco has agreed to guarantee repayment to the bank in the event of a default by a participant. Pursuant to the SIP, Comdisco received approximately $109 million in cash from 106 members of Comdisco's senior management team who collectively purchased over 6 million shares of Comdisco common stock.

Option Grants in Last Fiscal Year

This table presents additional information concerning the options shown in the Summary Compensation Table for fiscal year 1999.


                                                                   Potential Realizable
                                                                  Value at Assumed Annual
                                                                   Rates of Stock Price
                                                                  Appreciation for Option
                                   Individual Grants                       Term
                        ---------------------------------------- -------------------------
                                     % of
                                     Total
                        Number of  Options/
                        Securities   SARs
                        Underlying  Granted
                         Options/     to     Exercise
                           SARs    Employees or Base
                         Granted   in Fiscal  Price   Expiration
  Name                      (#)      1999     ($/Sh)     Date     0%     5%         10%
  ----                  ---------- --------- -------- ---------- --- ---------- ----------
  Nicholas K. Pontikes   150,000*    7.43    $14.5625  10/01/08  -0- $1,373,742 $3,481,331
  Thomas Flohr           120,000*    5.94    $14.5625  10/01/08  -0- $1,098,993 $2,785,065
  John C. Kenning         39,600*    1.96    $14.5625  10/01/08  -0- $  362,668 $  919,071
  William N. Pontikes     24,000*    1.19    $14.5625  10/01/08  -0- $  219,799 $  557,013
  John J. Vosicky         18,000*     .89    $14.5625  10/01/08  -0- $  164,849 $  417,760
  Jack Slevin**           60,000*    2.97    $14.5625  10/01/08  -0- $  549,497 $1,392,532


* Reflects options issued in lieu of cash compensation pursuant to the "Cash-to-Option Alternative" election referenced in the section entitled "COMPENSATION COMMITTEE REPORT."

** Mr. Slevin resigned as Chairman of the Board and Chief Executive Officer on
   January 11, 1999.

We have included amounts under the columns labeled "5%" and "10%" pursuant to certain rules promulgated by the SEC and those amounts are not intended to forecast future appreciation, if any, in the price of the our common stock. Such amounts are based on the assumption that the named executive officers hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of our common stock. The column headed "0%" is included to demonstrate that the options were granted at fair market value and optionees will not recognize any gain without an increase in the stock price, and any increase will benefit all stockholders proportionately.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Value

This table contains information with respect to the named executive officers concerning the exercise of options during fiscal year 1999 and unexercised options held as of the end of fiscal year 1999.


                                              Total Number of Shares        Total Value of
                        Number of             Underlying Unexercised         Unexercised,
                         Shares                   Options Held at      in-the-Money Options Held
                        Acquired                September 30, 1999      at September 30, 1999*
                           On       Value    ------------------------- -------------------------
  Name                  Exercise   Realized  Exercisable Unexercisable Exercisable Unexercisable
  ----                  --------- ---------- ----------- ------------- ----------- -------------
  Nicholas K. Pontikes       -0-         -0-   487,009      227,927     5,964,015    1,125,160
  Thomas Flohr               -0-         -0-   746,725      214,835     8,507,341      924,466
  John C. Kenning         53,842   1,162,978   208,550      164,936     1,968,322    1,346,843
  William N. Pontikes        -0-         -0-   244,983       81,705     2,528,685      499,492
  John J. Vosicky         34,286     874,893   379,148       57,472     4,813,915      307,429
  Jack Slevin**          950,000  16,013,536   400,774      123,926     5,823,115      756,811


* Based on the closing price of our common stock, $19.3125, on September 30, 1999.

** Mr. Slevin resigned as Chairman of the Board and Chief Executive Officer on
   January 11, 1999.

Long Term Incentive Plan (LTIP) Awards

This table provides information on the Performance Unit Awards granted during fiscal year 1999 under our 1995 Long-Term Stock Ownership Incentive Plan to the named executive officers.


                                                   Estimated Future Payouts
                                 Performance or              under
                                     Other           Non-Stock Price-Based
                        Number    Period Until              Plans*
                          Of       Maturation     ---------------------------
  Name                  Units      or Payout      Threshold  Target  Maximum
  ----                  ------ ------------------ --------- -------- --------
  Nicholas K. Pontikes   300   September 30, 2001 $150,000  $300,000 $900,000
  Thomas Flohr           133   September 30, 2001   66,500   133,000  399,000
  John C. Kenning        167   September 30, 2001   83,000   166,000  498,000
  William N. Pontikes    183   September 30, 2001   91,500   183,000  549,000
  John J. Vosicky        183   September 30, 2001   91,500   183,000  549,000


* The target performance objective is that our total shareholder return, the sum of the stock price appreciation plus dividends (reinvested), be ranked at or above the sixtieth percentile of the total shareholder return of all companies in the S&P 500 for the period running from October 1, 1998 through September 30, 2001. The threshold performance objective is a fiftieth percentile ranking. If the actual ranking is less than the fiftieth percentile, no compensation will be paid under these awards.

Certain Relationships and Related Transactions

Comdisco and its subsidiaries have transactions in the ordinary course of business with other corporations of which certain Comdisco directors are executive officers. Comdisco does not consider the amounts involved in such transactions to be material in relation to its business and believes that such amounts are not material in relation to the business of such other corporations or the interests of the directors involved.

Mr. Kraemer is President and Director of Baxter International, Inc. In fiscal year 1999, Comdisco received approximately $2 million in rental payments for computer related equipment leased to Baxter Healthcare Corporation, a subsidiary of Baxter International, Inc.

Mr. Patrick is an Executive Vice President of Merrill Lynch & Co. In fiscal year 1998, Merrill Lynch & Co. acted as one of Comdisco's agents in connection with the sale of Comdisco's medium term notes and served as one of the underwriters of Comdisco's debt offerings. Merrill Lynch & Co. also acted as a dealer in the sale of Comdisco's domestic commercial paper. In fiscal year 1999, Merrill Lynch International acted as arranger and dealer in connection with the sale of Comdisco's European medium term notes. In addition, Merrill Lynch Group Employee Services, a division of Merrill Lynch and Co., has agreed to perform various services in connection with the implementation and ongoing administration of Comdisco's U.S. and International Employee Stock Purchase Plans.

                     COMDISCO STOCK PRICE PERFORMANCE GRAPH

The following performance graph compares the performance of our common stock for the last five fiscal years (October 1, 1994--September 30, 1999) to that of the Standard & Poor's 500 Stock Index and the Standard & Poor's Midcap 400 Index. The S&P Midcap 400 Index, which includes Comdisco, represents a comparison to companies with similar market capitalizations of $200 million to $5 billion. Our most similar peers are divisions or subsidiaries of large publicly-held companies. At this time, therefore, we feel that the most appropriate comparison is to publicly-held companies with similar market capitalizations.


                             [GRAPH APPEARS HERE]

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
               AMONG COMDISCO, INC., S&P 500 INDEX AND S&P MIDCAP


Measurement Period           COMDISCO,      S&P
(Fiscal Year Covered)           INC.        500 INDEX    S&P MIDCAP
-------------------          ----------     ---------    ----------
FYE   9/94                   $100           $100         $100
FYE   9/95                   $145           $130         $126
FYE   9/96                   $214           $156         $143
FYE   9/97                   $367           $219         $199
FYE   9/98                   $308           $239         $180
FYE   9/99                   $438           $306         $225

This graph assumes a $100 investment in Comdisco common stock and each of the indexes on September 30, 1994, and that all dividends were reinvested.
In accordance with SEC rules, the information included under sections "COMPENSATION COMMITTEE REPORT" and "COMDISCO STOCK PRICE PERFORMANCE GRAPH" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by Comdisco under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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        The Board of Directors recommends a vote FOR proposals 1 and 2

                        Please mark your votes as indicated in this  example [X]





1. Election of directors--Nominees
01 C. Keith Hartley    02 Rick Kash    03 William N. Pontikes

For [_]   Withhold [_]


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(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided above.)


2. The ratification of KPMG LLP as Auditors

For [_]   Against [_]   Abstain [_]


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.


I consent to future access to the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any
time.   [_]



Date
    ----------------------------------------


--------------------------------------------
Signature


--------------------------------------------
Signature, if Jointly Held


Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

     *** IF YOU WISH TO VOTE BY TELEPHONE OR BY INTERNET, PLEASE READ THE
                            INSTRUCTIONS BELOW ***


                            FOLD AND DETACH HERE

                 Your vote is important! . Vote 24 hours a day

       It's your choice: fast, convenient--and your vote is immediately confirmed and posted

[X] Vote by Telephone

Just follow these 4 easy steps:

1. Read the accompanying Proxy Statement. Keep this proxy card handy as a reference while you vote.

2. Call the toll-free number 1-800-840-1208 on a touch-tone telephone anytime prior to 3:00 p.m. (C.S.T.) on January 24, 2000. There is no charge for this call.

3. Enter your Control Number located on the lower right-hand corner of this proxy card.

4. Follow the recorded instructions.




or [X] Vote by Internet

Just follow these 4 easy steps:

1. Read the accompanying Proxy Statement. Keep this proxy card handy as a reference while you vote.

2. Go to ChaseMellon's website registration page at http://www.eproxy.com/cdo anytime prior to 3:00 p.m. (C.S.T.) on January 24, 2000.

3. Enter your Control Number located on the lower right-hand corner of this proxy card.

4. Follow the instructions at http://www.eproxy.com/cdo.


  Your telephone or Internet vote authorizes the named Proxies to vote in the same manner as if you marked, signed and returned your proxy card. It is not necessary to return the printed proxy card if you vote by telephone or
                                   Internet.

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PROXY
                              [LOGO OF COMDISCO]

   This Proxy is Solicited by the Board of Directors in Connection With the
                        Annual Meeting of Stockholders

                              3:00 P.M. (C.S.T.)

                               January 25, 2000

                     PLACE: Comdisco, Inc., at its offices
                                      1st Floor, 6111 N. River Road
                                      Rosemont, Illinois 60018

PROXY: NICHOLAS K. PONTIKES and PHILIP A. HEWES and each of them, are hereby appointed by the undersigned as Proxies with full power of substitution, to vote all the shares of common stock held of record by the undersigned on December 15, 1999 at the Annual Meeting of Stockholders of Comdisco, Inc. or at any adjournment(s) of the meeting, on each of the items on the reverse side and in accordance with the directions given therein.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE
--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

                            YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

  1. Call toll free 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call; or

  2. Vote by Internet at http://www.eproxy.com/cdo; or

  3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                  PLEASE VOTE

              TO VIEW OUR ANNUAL REPORT AND PROXY STATEMENT ONLINE
                         GO TO: http://www.comdisco.com